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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2004

                             REX STORES CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                      0-13283                        31-1095548
(State or other jurisdiction     (Commission File No.)      (IRS Employer Identification No.)
     of incorporation)


         2875 Needmore Road, Dayton, Ohio                        45414
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (937) 276-3931





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Item 7. Financial Statements and Exhibits

         (c) Exhibits. The following exhibits are furnished with this report:

                99 Press Release dated March 31, 2004

Item 12. Results of Operations and Financial Condition

         On March 31, 2004, REX Stores Corporation issued a press release announcing financial results for the fourth quarter and year ended
January 31, 2004. The press release is furnished as Exhibit 99 to this report.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REX STORES CORPORATION


Date: April 6, 2004                       By: /s/ DOUGLAS L. BRUGGEMAN
                                              --------------------------------
                                              Name:  Douglas L. Bruggeman
                                              Title: Vice President - Finance
                                                     and Chief Financial Officer